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EXHIBIT 10.13

                            STOCK PURCHASE AGREEMENT

       STOCK PURCHASE AGREEMENT, dated as of February 2, 2001 (this "Agreement"), by and between BIZ INTERACTIVE ZONE, INC., a Delaware corporation (the "Company"), and WAVE SYSTEMS CORP., a Delaware corporation ("Wave").

       WHEREAS, the Company and Wave have entered into (i) a certain Technology Licensing and Authorization Agreement, dated August 18, 2000 and (ii) a certain Purchase, Development, and Deployment Agreement, dated as of October 2, 2000;

       WHEREAS, the Company desires to issue and sell to Wave, and Wave desires to purchase and acquire from the Company, shares of the Company's Series B Preferred Stock, par value $0.001 per share (the "Series B Preferred Stock"), having the rights, restrictions, privileges and preferences set forth in the Third Amended and Restated Certificate of Incorporation to be filed with the Secretary of State of Delaware in substantially the form attached hereto as Exhibit A (the "Certificate of Incorporation"), on the terms and conditions set forth in this Agreement; and

       WHEREAS, Wave desires to issue and sell to the Company, and the Company desires to purchase and acquire from Wave, the Wave Payment Shares as defined in
Section 1.2 below, on the terms and conditions set forth in this Agreement and the Payment and Registration Rights Agreement (as defined below).

       NOW, THEREFORE, the parties hereby agree as follows:

       1.     AGREEMENT TO PURCHASE AND SELL SHARES.

              1.1 AUTHORIZATION. As of the Closing (as defined below), the Company will have authorized the issuance, pursuant to the terms and conditions of this Agreement, of 3,600,000 shares of Series B Preferred Stock.

              1.2 AGREEMENT TO PURCHASE AND SELL. The Company agrees to issue and sell to Wave at the Closing, and Wave agrees to purchase and acquire from the Company at the Closing, 3,600,000 shares of Series B Preferred Stock in exchange for 2,000,000 shares of Class A Common Stock, par value $0.01 per share (the "Wave Payment Shares"), of Wave, to be issued to the Company pursuant to the terms of the Payment and Registration Rights Agreement, dated as of the date hereof (the "Payment and Registration Rights Agreement"), between the Company and Wave, substantially in the form of Exhibit B attached hereto. The Series B Preferred Stock purchased and sold pursuant to this Agreement will be hereinafter referred to as the "Purchased Shares."

       2. CLOSING. The closing of the purchase and sale of the Purchased Shares (the "Closing") will take place at the offices of Bingham Dana LLP, at 399 Park Avenue, New York, New York 10022, or at such other place as the Company and Wave shall mutually agree, concurrently with the execution of this Agreement or at such other time as the Company and Wave shall mutually agree (the "Closing Date"). At the Closing, the

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Company will deliver to Wave a certificate representing the Purchased Shares in exchange for delivery to the Company by Wave of a certificate representing the Wave Payment Shares.

       3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to Wave that, except as set forth in the Disclosure Schedule ("Disclosure Schedule") attached to this Agreement as Exhibit C (which Disclosure Schedule, when read together with this Section 3, shall be deemed to be representations and warranties to Wave by the Company under this Section 3), the statements in the following paragraphs of this Section 3 are all true and complete as of the date of this Agreement (except to the extent any representation or warranty speaks as of or is limited to an earlier date in which case such representation or warranty shall be true and complete as of such earlier date).

              3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company has been duly incorporated and organized, and is validly existing in good standing, under the laws of Delaware. The Company has the corporate power and authority to enter into and perform this Agreement; the Payment and Registration Rights Agreement; that certain Amended and Restated Stockholders' Agreement, dated as of the date hereof by and among the Company, Wave and the other stockholders of the Company, substantially in the form of Exhibit D attached hereto (the "Stockholders' Agreement") and any other agreement ("Other Agreement") to which the Company is a party, the execution and delivery of which is contemplated hereby (this Agreement, the Payment and Registration Rights Agreement, the Stockholders' Agreement and the Other Agreements are collectively referred to as the "Operative Agreements"). Further, the Company has the corporate power and authority to own and operate its properties and assets and to carry on its business as currently conducted and as presently proposed to be conducted.

              3.2 CAPITALIZATION. The authorized and issued capital stock of the Company as of the Closing and immediately prior to the Closing will consist of: 30,000,000 shares of Common Stock, par value $0.001 per share (the "Common Stock") authorized, of which 16,400,000 shares are issued and outstanding and 7,000,000 shares of preferred stock authorized (the "Preferred"). Of the Preferred, 1,051,128 shares have been designated as Series A Preferred Stock (the "Series A Preferred Stock"), 187,970 shares of which are issued and outstanding immediately prior to the Closing, and 3,600,000 shares have been designated as Series B Preferred Stock, none of which are issued and outstanding immediately prior to the Closing. All such issued and outstanding shares have been duly authorized and validly issued, and are fully paid and nonassessable and have been issued in compliance with all applicable state and federal laws concerning the issuance of securities. The holders of record of the presently issued and outstanding Common Stock and Series A Preferred Stock immediately prior to the Closing are set forth in the Disclosure Schedule. There are no options, rights, warrants or convertible securities to purchase or acquire from the Company any of its shares of capital stock, other than the Purchased Shares to be issued at Closing. Except as expressly provided in the Certificate of Incorporation of the Company, this Agreement or the other Operative Agreements, no holder of shares of Common Stock or any other security of the Company or any other person is entitled to any preemptive right, right of first refusal or similar right as a result of the issuance of the securities or otherwise, or any voting trust, agreement or arrangement among any of the holders of voting stock of the Company affecting the exercise of the voting rights of such stock.

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              3.3    SUBSIDIARIES. The Company does not presently own or
control, directly or indirectly, any interest in any other corporation, partnership, trust, joint venture, association or other entity.

              3.4 DUE AUTHORIZATION. All corporate action on the part of the Company's directors and stockholders necessary for: (a) the authorization, execution, delivery of, and the performance of all obligations of the Company under this Agreement and the other Operative Agreements; and (b) the authorization, issuance, and delivery of all of the Purchased Shares being sold under this Agreement has been taken or will be taken prior to the Closing. This Agreement and the other Operative Agreements constitute and, when executed and delivered, will constitute, valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or others laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

              3.5 VALID ISSUANCE OF STOCK. The Purchased Shares, when issued and paid for as provided in this Agreement and the Payment and Registration Rights Agreement will be duly authorized and validly issued, fully paid and nonassessable. The Common Stock issuable upon conversion of the Purchased Shares has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Certificate of Incorporation will be duly authorized, validly issued and nonassessable.

              3.6 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in order to enable the Company to execute, deliver and perform its obligations under this Agreement and the other Operative Agreements, except for filings required under applicable state securities laws which filings will be effected by the Company within the applicable time periods.

              3.7 LITIGATION. There is no action, suit, proceeding, claim, arbitration or investigation pending (or, to the Company's knowledge, currently threatened) against the Company, its activities, properties or assets or, to the Company's knowledge, against any officer, director or employee of the Company in connection with such officer's, director's or employee's relationship with, or actions taken on behalf of, the Company. The Company has no knowledge or belief that: there is pending or threatened any claim or litigation against the Company contesting its right to transact its business as it is currently conducted and currently proposed to be conducted; or there exists, or there is pending or planned, any patent, invention, device, application or principle, or any statute, rule, law, regulation standard or code which would materially adversely affect the condition, financial or otherwise, or the operations of the Company.

              3.8 PROPRIETARY RIGHTS AND CONFIDENTIALITY AGREEMENT. Each employee of the Company has, prior to the Closing, entered into and executed a Proprietary Information and Inventions Agreement in the form attached hereto as Exhibit E. The Company, to its knowledge is not aware that any of its employees, officers or consultants are or will be in violation of any proprietary rights, confidentiality or employment agreements entered into by such employee, officer or consultant and the Company.

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              3.9    STATUS OF PROPRIETARY ASSETS.

                     (A) STATUS. The Company has full title and ownership of, or is duly licensed under or otherwise authorized to use, to the Company's knowledge (without having conducted a special investigation or patent search) all patents, patent applications, trademarks, service marks, trade names, copyrights, domain names, trade secrets, confidential and proprietary information, designs and proprietary rights (all of the foregoing collectively hereinafter referred to as the "Proprietary Assets"), used in its business as now conducted without any material conflict with or infringement of the rights of others. The Disclosure Schedule sets forth all of the Company's Proprietary Assets. The Company has not received any written notice or claim of, nor does it have any knowledge of, any infringement or misappropriation by the Company of the asserted rights of others. The Company is not aware of any infringement or misappropriation by others of its Proprietary Assets. The Company has taken all reasonable steps necessary or appropriate to establish and maintain its ownership of its Proprietary Assets. The Company is not aware that any of its employees is obligated under any contract or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or that would conflict with the Company's business as currently proposed to be conducted. The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company, except for inventions, trade secrets or proprietary information that have been assigned to the Company.

                     (B) LICENSES; OTHER AGREEMENTS. Except as set forth in the Disclosure Schedule, the Company has not granted, and, to the Company's knowledge, there is not outstanding, any options, licenses or agreements of any kind relating to any Proprietary Asset of the Company, nor is the Company bound by or a party to any option, license or agreement of any kind with respect to any of its Proprietary Assets. The Company is not obligated to pay any royalties or other payments to third parties with respect to the marketing, sale, distribution, manufacture, license or use of any Proprietary Asset or any other property or rights.

              3.10 COMPLIANCE WITH LAW AND DOCUMENTS. The Company is not in violation or default of any provisions of its Certificate of Incorporation, as amended, and to the Company's knowledge, except for any violations that individually and in the aggregate would have no material adverse impact on the Company's business, the Company is in compliance with all applicable statutes, laws, regulations and executive orders and with all governmental bodies and agencies having jurisdiction over the Company's business or properties. The Company has not received any written notice of any violation of any such statute, law, regulation or order which has not been remedied prior to the date hereof. The execution, delivery and performance of this Agreement and the other Operative Agreements and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or default, or be in conflict with or result in a violation or breach of, with or without the passage of time or the giving of notice or both, the Company's Certificate of Incorporation, any judgment, order or decree of any court or arbitrator to which the Company is a party or is subject, any agreement or contract of the Company, or, to the Company's knowledge, a violation of any statute, law, regulation or order, or an event which results in the creation of any lien, charge or encumbrance upon any asset of the Company.

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              3.11   RELATED-PARTY TRANSACTIONS. No employee, officer or
director of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. To the Company's knowledge, none of such persons has any direct or indirect ownership in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, officers or directors of the Company and members of their immediate families may own stock in publicly traded companies that may compete with the Company. To the Company's knowledge, no officer or director or any member of their immediate families is, directly or indirectly, interested in any material contract with the Company.

              3.12 PERMITS. The Company has obtained all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties or financial condition of the Company and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

              3.13 REGISTRATION RIGHTS AND OTHER SHAREHOLDER RIGHTS. Except as provided in the Stockholders' Agreement, the Company is not under any obligation to register under the Securities Act, any of its currently outstanding securities or any securities issuable upon exercise or conversion of its currently outstanding securities nor is the Company obligated to register or qualify any such securities under the securities laws of any state of the United States. To the best of the Company's knowledge, except as set forth in the Stockholders' Agreement and Certificate of Incorporation, no voting or similar agreements exist related to the Company's securities which are presently outstanding.

              3.14 TITLE TO PROPERTY AND ASSETS. The properties and assets the Company owns are owned by the Company free and clear of all mortgages, deeds of trust, liens, encumbrances and security interests except for statutory liens for the payment of current taxes that are not yet delinquent and liens, encumbrances and security interests which arise in the ordinary course of business and which do not affect material properties and assets of the Company.

              3.15 FINANCIAL STATEMENTS. The Company has furnished Wave its unaudited balance sheet as at September 30, 2000 (the "Balance Sheet") and unaudited profit and loss statement, statement of stockholders' equity and statement of cash flows as at and for the nine month period ended September 30, 2000 (the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except that the Financial Statements may not contain all footnotes required by generally accepted accounting principles. The Financial Statements fairly present the financial condition and operating results of the Company as of the dates and for the periods indicated. Since September 30, 2000, there has been no material adverse change in the business, condition (financial or otherwise), or results of operation of the Company, other than changes occurring in the ordinary course of business (which ordinary changes have not, individually or in the aggregate, been material). The projections of the Company for the period from January 1, 2000 through December 31, 2001 attached hereto as Exhibit F have been

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prepared in good faith on the basis of reasonable assumptions and the Company has no reason to believe that they are incorrect or misleading in any material respect.

              3.16 TAX RETURNS, PAYMENTS AND ELECTIONS. The Company has filed all tax returns and reports required by law to be filed by the Company. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due, except those contested by it in good faith which are listed in the Disclosure Schedule. The provision for taxes of the Company is adequate for taxes due or accrued as of the date thereof. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), to be treated as an S corporation, nor has it made any other elections pursuant to the Code (other than elections which relate solely to methods of accounting, depreciation or amortization) which would have a material adverse effect on the Company, its financial condition, its business as presently conducted or currently proposed to be conducted or any of its material properties or material assets. The Company has never had a tax audit or a tax deficiency proceeding and the Company has made all withholdings or collections for all taxes, including, without limitation, federal and state income taxes, and federal and state unemployment taxes, of its employees. The Company is not and has not been delinquent in the payment of any tax, assessment or governmental charge other than with respect to those contested by the Company in good faith which are listed in the Disclosure Schedule. The Company has never had any tax deficiency proposed or assessed against it and has not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge which had a material adverse effect on the financial condition of the Company. None of the Company's federal income tax returns nor any state income or franchise tax returns have ever been audited by governmental authorities.

              3.17 ABSENCE OF MATERIAL LIABILITIES. The Company has no liabilities, obligations or indebtedness (whether accrued, absolute, contingent, liquidated or otherwise, whether due or to become due) except: (i) those liabilities reflected and provided for on the Balance Sheet; (ii) those fully described and listed on the Disclosure Schedule; and (iii) those incurred by the Company in the ordinary course of its business since and which do not in the aggregate exceed $5,000, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

              3.18 INSURANCE. The Disclosure Schedule sets forth the following information with respect to each insurance policy (including policies providing property, casualty, liability and workers' compensation coverage and bond and surety arrangements) to which the Company has been a party, a named insured or otherwise the beneficiary of coverage:

                     (i)   the name, address and telephone number of the agent;
and

                     (ii) the name of the insurer, the name of the policyholder and the name of each covered insured.

       Such insurance policies provide adequate coverage for, in the Company's belief, all normal risks incident to the business of the Company and its properties and assets.

              3.19 CONTRACTS. Except as set forth in this Agreement or any of the Operative Agreements, and as disclosed in the Disclosure Schedule, the Company currently

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has no existing written contract, obligation, agreement, plan, arrangement, commitment or the like of any material nature, including, without limitation, the following:

                     (i) employment, bonus, pension, profit sharing, deferred compensation, stock bonus, retirement, stock option, stock purchase, phantom stock or similar plans, including agreements evidencing rights to purchase securities of the Company and agreements among the Company's stockholders and the Company;

                     (ii) loan agreements, notes, indentures or instruments relating to or evidencing indebtedness for borrowed money, or mortgaging, pledging or granting or creating a lien or security interest or other encumbrance on any of the Company's property or any agreement or instrument evidencing any guaranty by the Company of payment or performance by any other person;

                     (iii) agreements with dealers, sales representatives, brokers or other distributors, advertisers or sales agencies;

                     (iv) agreements with any labor union or collective bargaining organization or other labor agreements;

                     (v) any contract or series of contracts with the same person for the furnishing or purchase of machinery, equipment, goods or services, including, without limitation, agreements with equipment lessors, processors, subcontractors, consultants and developers;

                     (vi) any joint venture contract or arrangement or other agreement involving a sharing of profits or expenses or pursuant to which the Company has granted rights to manufacture, produce, assemble, license, market or sell its products to any other person or that affects the Company's exclusive rights to develop, manufacture, assemble, distribute and sell its products and services;

                     (vii) agreements limiting the ability of the Company to compete in any line of business or in any geographic area or with any person;

                     (viii) agreements providing for disposition of the business, assets or shares of capital stock of the Company (other than provided for herein), agreements of merger or consolidation to which the Company is a party or letters of intent with respect to any of the foregoing;

                     (ix) letters of intent or agreements with respect to the acquisition of the business, assets or shares of any other business;

                     (x) agreements for the purchase of material fixed assets or for the purchase of materials, supplies or equipment in excess of normal operating requirements;

                     (xi) agreements granting any preemptive right, right of first refusal or similar right to any person;

                     (xii) agreements obligating the Company to pay any royalty or similar charge for use or exploitation of any tangible or intangible property;

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                     (xiii)covenants not to compete or other restriction on the
Company's ability to conduct its business or engage in any other activity; and

                     (xiv) other agreements not made in the ordinary course of business that are material to the Company.

       The Company has complied with all the material provisions of all said contracts, obligations, agreements, plans, arrangements and commitments set forth in the Disclosure Schedule and is not in default in any material respect thereunder. The Company has provided Wave with true and complete copies of each of the contracts, agreements, plans, arrangements and other documents referred to on the Disclosure Schedule.

              3.20 DISCLOSURE. No representation, warranty or statement by the Company in this Agreement, or in any exhibit, schedule, statement or certificate furnished to Wave pursuant to this Agreement, when read as a whole, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made herein, in light of the circumstances under which they were made, not misleading. Without limiting the generality of the foregoing, except as set forth on the Disclosure Schedule, the Company is not aware of any transaction with a reasonable likelihood of being completed that would have a material impact on the business, operations or corporate structure of the Company. It is the understanding of the parties that the disclosure of any potential transaction on the Disclosure Schedule shall not, to the extent that Wave has approval or consent rights pursuant to the Operative Agreements, the Certificate of Incorporation, applicable law or otherwise, constitute consent to or approval of any such transaction by Wave.

              3.21   [Intentionally Deleted]

              3.22   EMPLOYEE BENEFIT PLANS.

              (a) The Company has set forth on the Disclosure Schedule (i) all employee benefit plans, (ii) bonus, option, purchase, incentive, deferred compensation, supplemental retirement, severance and other similar plans and
(iii) unexpired severance agreements, written or otherwise for the benefit of, or relating to, any current or former employee of the Company (the "Company Employee Plan"). The Company has performed in all material respects all obligations required to be performed by it under each Company Employee Plan and each Company Employee Plan has been established and maintained in all material respects in accordance with its terms and with all applicable laws, statutes, orders, rules and regulations, including but not limited to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or the Code.

              (b) The Company is not a party to any oral or written (i) agreement with any officer, manager or other key employee of the Company, the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving the Company of the nature contemplated by this Agreement, (ii) agreement with any officer or manager of the Company providing any term of employment or compensation guarantee or for the payment of compensation in excess of $150,000 per annum (excluding the grant of stock options), or (iii) agreement or plan, including any option plan, appreciation plan, or purchase plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits

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of which will be calculated on the basis of any of the transactions contemplated by this Agreement.

       4. REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF WAVE. Wave hereby represents and warrants to the Company that:

              4.1 PURCHASE FOR OWN ACCOUNT. The Purchased Shares to be purchased by Wave hereunder will be acquired for investment for Wave's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof, and Wave has no present intention of selling, granting any participation in, or otherwise distributing the same. Wave also represents that Wave has not been formed for the specific purpose of acquiring Purchased Shares. By executing this Agreement, Wave further represents that Wave does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participation to a person, with respect to any of the Purchased Shares.

              4.2 DISCLOSURE OF INFORMATION. Wave has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Purchased Shares to be purchased by Wave under this Agreement. Wave further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Purchased Shares and to obtain additional information necessary to verify any information furnished to Wave or to which Wave had access. The foregoing, however, does not in any way limit or modify the representations and warranties made by the Company in Section 3.

              4.3 INVESTMENT EXPERIENCE. Wave understands that the purchase of the Purchased Shares involves substantial risk. Wave (a) has experience as an investor in securities of companies in the development stage and acknowledges that Wave is able to fend for itself, can bear the economic risk of Wave's investment in the Purchased Shares and has such knowledge and experience in financial or business matters that Wave is capable of evaluating the merits and risks of this investment in the Purchased Shares and protecting its own interests in connection with this investment, and/or (b) has a pre-existing personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables Wave to be aware of the character, business acumen and financial circumstances of such persons.

              4.4 ACCREDITED INVESTOR STATUS. Wave is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

              4.5 RESTRICTED SECURITIES. Wave understands that the Purchased Shares are characterized as "restricted securities" under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the Securities Act and applicable regulations thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, Wave represents that Wave is familiar with Rule 144 of the U.S. Securities and Exchange Commission (the "SEC"), as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Wave understands that the Company is under no obligation to register any of the securities sold hereunder except as provided in the Stockholders' Agreement. Wave understands that no

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public market now exists for any of the Purchased Shares and that it is uncertain whether a public market will ever exist for the Purchased Shares.

              4.6 LEGENDS. It is understood that the certificates evidencing the Purchased Shares will bear the legends set forth below:

       THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE APPLICABLE FEDERAL AND STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH ANY APPLICABLE SECURITIES LAWS.

       The legend set forth above shall be removed by the Company from any certificate evidencing Purchased Shares upon delivery to the Company of an opinion by counsel, reasonably satisfactory to the Company, that a registration under applicable securities laws is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Purchased Shares.

       5. CONDITIONS TO WAVE'S OBLIGATIONS AT CLOSING. The obligations of Wave under Sections 1 and 2 of this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions, the waiver of which shall not be effective against Wave without notice by Wave to the Company of such waiver, which notice may be given by written, oral or telephone communication to the Company or its counsel:

              5.1 REPRESENTATIONS AND WARRANTIES TRUE. Each of the representations and warranties of the Company contained in this Agreement and the other Operative Agreements shall be true and complete in all material respects except those representations and warranties that are qualified by materiality which shall be true and correct in all respects on and as of the Closing Date (except to the extent any such representation or warranty speaks as of or is limited to an earlier date in which case such representation or warranty shall be true and complete as of such earlier date) with the same effect as though such representations and warranties had been made on and as of the Closing Date.

              5.2 PERFORMANCE. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have

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                                      -11-

obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

              5.3 COMPLIANCE CERTIFICATE. The Company shall have delivered to Wave at the Closing a certificate signed on its behalf by its President, Chief Executive Officer or Chief Financial Officer certifying that the conditions specified in Sections 5.1 and 5.2 above have been fulfilled and stating that there shall have been no material adverse change in the business, affairs, operations, properties, assets or condition of the Company not previously disclosed to Wave in writing.

              5.4 SECURITIES EXEMPTIONS. The offer and sale of the Purchased Shares to the Wave pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws.

              5.5 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to Wave, and Wave shall have received all such counterpart originals and certified or other copies of such documents as it may reasonably request. Such documents shall include (but not be limited to) the following:

                     (a) CERTIFIED CHARTER DOCUMENTS. A copy of the Certificate of Incorporation of the Company (as amended through the date of the Closing), certified by the Secretary of the Company as a true and correct copy thereof as of the Closing.

                     (b) CORPORATE ACTIONS. A copy of the resolutions of the Board of Directors and the stockholders of the Company providing for the approval of this Agreement and the other Operative Agreements, the issuance of the Purchased Shares and the other matters contemplated hereby, certified by the Secretary of the Company to be true, complete and correct.

                     (c) OPERATIVE AGREEMENTS. The Company shall have executed and delivered the Stockholders' Agreement and the Payment and Registration Rights Agreement and the Initial Stockholders (as defined in the Stockholders' Agreement) shall have executed and delivered the Stockholders' Agreement.

              5.6 PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT. The Company and each of its employees shall have entered into and executed the Company's Proprietary Information and Inventions Agreement in the form attached hereto as Exhibit E.

              5.7 CERTIFICATE. The Company shall have delivered to Wave a certificate representing the Purchased Shares to be purchased by Wave which shall be issued in Wave's name.

       6. CONDITIONS TO THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to Wave under this Agreement are subject to the fulfillment or waiver on or before the Closing of each of the following conditions by Wave the waiver of which shall not be effective against the Company without notice by the

Company to Wave of such waiver, which notice may be given by written, oral or telephone communication to Wave or its counsel:

              6.1 REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of Wave contained in this Agreement and the other Operative Agreements shall be true and complete in all material respects except those representations and warranties set forth in Section 4 hereof and those representations and warranties that are qualified by materiality which shall be true and correct in all respects on and as of the Closing Date (except to the extent any such representation or warranty speaks as of or is limited to an earlier date in which case such representation or warranty shall be true and complete as of such earlier date) with the same effect as though such representations and warranties had been made on and as of the date of the Closing Date.

              6.2 PERFORMANCE. Wave shall have performed and complied with all agreements, obligations and conditions contained in this Agreement and the other Operative Agreements that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

              6.3 COMPLIANCE CERTIFICATE. Wave shall have delivered to the Company at the Closing a certificate signed on its behalf by its President, Chief Executive Officer or Chief Financial Officer certifying that the conditions specified in Sections 6.1 and 6.2 above have been fulfilled and stating that there shall have been no material adverse change in the business, affairs, prospects, operations, properties, assets or condition of Wave not previously disclosed to the Company in writing.

              6.4 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Company, and the Company shall have received all such counterpart originals and certified or other copies of such documents as it may reasonably request, including, without limitation, a copy of the resolutions of the Board of Directors of Wave providing for the approval of this Agreement and the other Operative Agreements, the acquisition of the Purchased Shares, the issuance of the Wave Payment Shares and the other matters contemplated hereby and thereby, certified by the Secretary of Wave to be true, complete and correct.

              6.5 WAVE PAYMENT SHARES. Wave shall have delivered to the Company a certificate representing the Wave Payment Shares which shall be issued in the Company's name.

              6.6 SECURITIES EXEMPTIONS. The offer and sale of the Purchased Shares to the Wave pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws.

              6.7 OPERATIVE AGREEMENTS. Wave shall have executed and delivered the Stockholders' Agreement and the Payment and Registration Rights Agreement.

              6.8 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Company and to the Company's legal counsel, and the Company shall have received all such counterpart originals and certified or other copies of such documents as it may reasonably request.

       7.     GENERAL PROVISIONS.

              7.1 SURVIVAL OF WARRANTIES. The representations, warranties, covenants and agreements made herein shall survive any investigation made by Wave and the Closing of the transactions contemplated hereby.

              7.2 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties.

              7.3 GOVERNING LAW. THE VALIDITY, CONSTRUCTION AND PERFORMANCE OF THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, APPLICABLE TO CONTRACTS EXECUTED IN AND PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REFERENCE TO ANY CHOICE OF LAW PRINCIPLES OF SUCH STATE. WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER OPERATIVE AGREEMENTS OR ANY TRANSACTION, THE PARTIES EXPRESSLY WAIVE ANY RIGHT THEY MAY HAVE TO A JURY TRIAL AND AGREE THAT ANY SUCH LEGAL PROCEEDING SHALL BE TRIED BY A JUDGE WITHOUT A JURY.

              7.4 COUNTERPARTS. This Agreement may be executed in any number of counterparts, including facsimile copies, each of which shall be an original, but all of which together shall constitute one instrument.

              7.5 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

              7.6 NOTICES, ETC. Except as expressly provided herein, notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed or sent by telecopier, as follows:

       (a)    If to Wave:

              Wave Systems Corp.
              480 Pleasant Street
              Suite A-200
              Lee, MA 01238
              Attn:  Gerard Feeney
                     Chief Financial Officer
              Facsimile No.: (413) 243-0045

              With a copy to:

              Bingham Dana LLP
              399 Park Avenue
              New York, NY 10022
              Attn:  Neil Townsend
              Facsimile No.: (212) 752-5378

       (b)    If to the Company,

              Biz Interactive Zone, Inc.
              2030 Main Street
              Irvine, CA 92614
              Attn:  Chief Executive Officer
              Facsimile No.: (949) 655-4501

              With a copy to:

              Gray Cary Ware & Freidenrich LLP
              4365 Executive Drive, Suite 1600
              San Diego, CA 92121-2189
              Attn:  Rebecca K. Schmitt
              Facsimile No.: (858) 677-1477

       or to such other address or attention of such other person as any party shall advise the other party in writing. All notices and other communications given to a party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

       7.7 EXPENSES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which each party may be entitled.

       7.8 ENTIRE AGREEMENT; AMENDMENT. This Agreement and the Operative Agreements delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and supersede all prior agreements, oral or written, and all other communications between the parties relating to the subject matter hereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Wave.

       7.9 SEPARABILITY OF THIS AGREEMENT. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

       8.     LITRONIC TRANSACTION

                  (a) Anything to the contrary set forth in this Agreement, the other Operative Agreements, the Certificate of Incorporation of the Company or otherwise notwithstanding, if, at any time commencing on the Closing Date and ending on the first anniversary of the Closing Date, the Company, whether directly or through one or more of its subsidiaries or stockholders, enters into, commits to enter into or is otherwise involved in a Litronic Transaction, then, upon the closing of such transaction and after giving effect thereto:

                     (i) except as required by clause (ii) below, Wave shall receive in respect of its shares in the Company consideration that is identical, on a share for share basis, to the consideration received by all other stockholders of the Company in respect of their shares in the Company; and

                     (ii) immediately after the consummation of the Litronic Transaction, Wave shall hold, in the aggregate (including the shares received in connection with clause (i) above), 13.78% of the Fully-Diluted Shares of the combined or surviving entity (the "Combined Entity"), and shall immediately be issued additional shares by the Combined Entity without additional consideration so that, after giving effect to issuance of such additional shares, Wave holds such percentage of the Fully-Diluted Shares.

As used herein, (A) "Fully-Diluted Shares" means the total outstanding shares of common stock of the Combined Entity, determined on a fully-diluted basis assuming (without duplication) the exercise or conversion of all options, warrants (excluding that certain warrant to purchase 400,000 shares of the Company's common stock issued to Litronic on July 31, 2000) and all other securities convertible into or otherwise issuable for common stock that are outstanding immediately upon the consummation of the Litronic Transaction or that are contemplated to be issued thereafter in connection with the Litronic Transaction or the employment, retention, non-compete or bonus arrangements related thereto, (B) "Litronic" means Litronic Inc., a Delaware corporation, (C) "Litronic Transaction" means any acquisition, disposition, share transfer, swap or exchange, merger or consolidation, reorganization or recapitalization, investment or similar transaction or series of transactions directly or indirectly involving the Company or one of its subsidiaries or stockholders, on the one hand, and Litronic or one of its subsidiaries or stockholders, on the other hand, and, as a result of such transaction or transactions, all or substantially all of the assets, securities or business of one party or one or more of its subsidiaries is acquired by the other party or one or more of its subsidiaries.

              (b) the Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, execution of any agreement, consummation of any transaction or any other voluntary action avoid or seek to avoid the observance or performance of any of the terms of this Section 8, but will at all times in good faith assist in the carrying out of all such terms and the taking of all such action as may be necessary or appropriate in order to protect the rights of Wave under this Section 8 against dilution or impairment. As part of any Litronic Transaction, provision shall be made so that Wave shall be entitled to receive the benefits of this Section 8 at the closing of such Litronic Transaction. The Company shall not consummate any Litronic Transaction, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from such Litronic Transaction assumes by written instrument (in form and substance reasonably satisfactory to Wave) the obligation immediately to deliver the equity securities or other property or assets in accordance with this Section 8.

              (c) Wave hereby agrees and acknowledges that a Litronic Transaction is not a Sale Event (as such term is defined in the Certificate of Incorporation).

       9.     INDEMNIFICATION.

              The Company shall indemnify, defend and hold harmless Wave and its officers, directors, employees, agents and representatives (collectively, together with Wave, the "Indemnified Persons") from and against (i) any Loss in connection with any Claim asserted by any third party resulting from or caused by any transaction, event or condition arising from or relating to the execution, delivery and performance by Wave or the Company of this Agreement or any of the other Operative Agreements or the performance by the Company of any of the transactions contemplated hereby or thereby (including, without limitation, any Litronic Transaction) other than Claims asserted by third parties in connection with (a) Wave's failure to perform its obligations under this Agreement or any other Operative Agreement or (b) Wave's gross negligence or fraud and (ii) the enforcement by Wave of any of its rights or remedies hereunder, under any of the other Operative Agreements or under the Certificate of Incorporation of the Company. As used herein, (a) "Claim" means any pending or threatening claim, demand, cause of action, suit, litigation, investigation or proceeding, whether or not Wave or the other applicable Indemnified Person is a party thereto and (b) "Loss" means any loss, claim, damage, liability or expense of any nature whatsoever (including, without limitation, reasonable counsel fees and disbursements).

                        (SIGNATURES APPEAR ON NEXT PAGE)

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

       BIZ INTERACTIVE ZONE, INC.:         WAVE SYSTEMS CORP.:

       By:                                 By:
           ----------------------------        ----------------------------

           ----------------------------        ----------------------------

                  [SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

                                LIST OF EXHIBITS

       Exhibit A - Amended and Restated Certificate of Incorporation

       Exhibit B - Payment and Registration Rights Agreement

       Exhibit C - Disclosure Schedule

       Exhibit D - Amended and Restated Stockholders' Agreement

       Exhibit E - Proprietary Information and Inventions Agreement

       Exhibit F - Projections